UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): August 14, 2003


                           APRIA HEALTHCARE GROUP INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-14316               33-0488566
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)        Identification Number)


            26220 ENTERPRISE COURT
            LAKE FOREST, CALIFORNIA                  92630
    (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (949) 639-2000

ITEM 5.  OTHER EVENTS
-------  ------------

         On August 14, 2003 Apria announced its intent to privately place $200 million aggregate principal amount of convertible senior notes.

         On August 15, 2003 Apria announced that it had agreed with the initial purchasers to privately place these notes, which have been designated Apria's 3.375% Convertible Senior Notes due 2033.

         The offering is expected to close on or about August 20, 2003, subject to customary closing conditions. Further information is included in Apria's press releases filed as exhibits 99.1 and 99.2 to this report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
-------  -----------------------------------------------------------------

         Exhibit
         Number    Reference
         -------   ---------
         99.1      Press release dated August 14, 2003.
         99.2      Press release dated August 15, 2003.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  APRIA HEALTHCARE GROUP INC.
                                  ---------------------------
                                          Registrant



August 18, 2003                   By: /s/ ROBERT S. HOLCOMBE
                                      -------------------------------
                                      Robert S. Holcombe
                                      Executive Vice President, Secretary
                                      and General Counsel